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                      COMMON SECURITIES GUARANTEE AGREEMENT

                             WRP CONVERTIBLE TRUST I

                             Dated as of May 5, 2000

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                                TABLE OF CONTENTS

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ARTICLE I           DEFINITIONS AND INTERPRETATION...........................2
         SECTION 1.1.          Definitions and Interpretation................2

ARTICLE II          GUARANTEE................................................3
         SECTION 2.1.          Guarantee.....................................3
         SECTION 2.2.          Waiver of Notice and Demand...................4
         SECTION 2.3.          Obligations Not Affected......................4
         SECTION 2.4.          Rights of Holders.............................5
         SECTION 2.5.          Guarantee of Payment..........................5
         SECTION 2.6.          Subrogation...................................5
         SECTION 2.7.          Independent Obligations.......................6

ARTICLE III         LIMITATION OF TRANSACTIONS; SUBORDINATION ...............6
         SECTION 3.1.          Limitation of Transactions....................6
         SECTION 3.2.          Subordination.................................7

ARTICLE IV          TERMINATION..............................................7
         SECTION 4.1.          Termination...................................7

ARTICLE V           MISCELLANEOUS............................................7
         SECTION 5.1.          Successors and Assigns........................7
         SECTION 5.2.          Amendments....................................8
         SECTION 5.3.          Notices.......................................8
         SECTION 5.4.          Benefit.......................................9
         SECTION 5.5.          Counterparts..................................9
         SECTION 5.6.          Governing Law.................................9

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     PRIOR TO THE  TRANSFER  RESTRICTION  TERMINATION  DATE (AS  DEFINED  IN THE
DECLARATION), ANY CERTIFICATE REPRESENTING THIS COMMON SECURITIES GUARANTEE SHALL BEAR A LEGEND IN SUBSTANTIALLY THE FOLLOWING FORM, UNLESS OTHERWISE AGREED BY THE REGULAR TRUSTEES (WITH WRITTEN NOTICE TO THE INSTITUTIONAL TRUSTEE) PURSUANT TO SECTION 9.1(D) OF THE DECLARATION:

     THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT)  ("INSTITUTIONAL  ACCREDITED  INVESTOR") OR
(C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE SECURITY EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION) RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON SHARES ISSUABLE UPON CONVERSION OR EXCHANGE OF THIS SECURITY EXCEPT (A) TO WELLSFORD REAL PROPERTIES, INC. (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE WILMINGTON TRUST COMPANY, AS TRUSTEE (OR, IF THIS CERTIFICATE REPRESENTS COMMON SHARES, THE TRANSFER AGENT FOR THE COMMON SHARES), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY REPRESENTED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR TRANSFER AGENT), (E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY REPRESENTED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY REPRESENTED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY REPRESENTED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK

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THE  APPROPRIATE  BOX SET FORTH ON THE REVERSE HEREOF  RELATING TO THE MANNER OF
SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE WILMINGTON TRUST COMPANY, AS TRUSTEE (OR, IF THIS CERTIFICATE REPRESENTS COMMON SHARES, SUCH HOLDER MUST FURNISH TO THE TRANSFER AGENT SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR WRP CONVERTIBLE TRUST I (THE "TRUST") MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN
EXEMPTION  FROM,  OR  IN  A  TRANSACTION   NOT  SUBJECT  TO,  THE   REGISTRATION
REQUIREMENTS OF THE SECURITIES ACT). IF THIS CERTIFICATE DOES NOT REPRESENT COMMON SHARES AND IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH
TRANSFER,   FURNISH  TO  THE  WILMINGTON   TRUST  COMPANY,   AS  TRUSTEE,   SUCH
CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR THE TRUST MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY REPRESENTED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATIONS UNDER THE SECURITIES ACT.

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                      COMMON SECURITIES GUARANTEE AGREEMENT

     This GUARANTEE AGREEMENT (the "Common Securities Guarantee"), dated as of May 5, 2000, is executed and delivered by Wellsford Real Properties, Inc., a Maryland corporation ("WRP" or the "Guarantor") for the benefit of the Holders (as defined herein) from time to time of the Common Securities (as defined herein) of WRP Convertible Trust I, a Delaware statutory business trust (the "Issuer").

     WHEREAS, pursuant to a Declaration of Trust (the "Declaration"), dated as of May 5, 2000, among the trustees of the Issuer named therein, WRP, as sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Issuer, the Issuer is issuing on the date hereof 31,000 common securities (the "Common Securities"), having an aggregate stated liquidation amount of $775,000 designated the 8.25% Convertible Trust Common Securities;

     WHEREAS, as incentive for the Holders to purchase the Common Securities, the Guarantor desires irrevocably and unconditionally to agree, to the extent set forth in this Common Securities Guarantee, to pay to the Holders of the Common Securities the Guarantee Payments (as defined herein) and to make certain other payments on the terms and conditions set forth herein; and

     WHEREAS, as of the date hereof, the Guarantor is also executing and delivering a guarantee agreement (the "Preferred Securities Guarantee") in substantially identical terms to this Common Securities Guarantee for the benefit of the holders of the Preferred Securities (as defined herein), except that if an Event of Default (as defined in the Indenture), has occurred and is continuing, the rights of holders of the Common Securities to receive Guarantee Payments under the Common Securities Guarantee are subordinated to the rights of holders of Preferred Securities to receive guarantee payments under the Preferred Securities Guarantee.

     NOW, THEREFORE, in consideration of the purchase by each Holder of Common Securities, which purchase the Guarantor hereby agrees shall benefit the Guarantor, the Guarantor hereby executes and delivers this Common Securities Guarantee for the benefit of the Holders.

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

     SECTION I.1. Definitions and Interpretation.

     In this Common Securities Guarantee, unless the context otherwise requires:

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     (a)  capitalized  terms used in this Common  Securities  Guarantee  but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

                  (b) terms defined in the Declaration as at the date of execution of this Common Securities Guarantee have the same meaning when used in this Common Securities Guarantee unless otherwise defined in this Common Securities Guarantee;

     (c) a term defined anywhere in this Common Securities Guarantee has the same meaning throughout;

     (d) all references to "the Common Securities Guarantee" or "this Common Securities Guarantee" are to this Common Securities Guarantee as modified, supplemented or amended from time to time;

     (e) all references in this Common Securities Guarantee to Articles and Sections are to Articles and Sections of this Common Securities Guarantee, unless otherwise specified; and

     (f) a reference to the singular includes the plural and vice versa.

     "Guarantee Payments" means the following payments or distributions, without duplication, with respect to the Common Securities, to the extent not paid or made by the Issuer: (i) any accrued and unpaid Distributions (as defined in the Declaration) that are required to be paid on such Common Securities in cash to the extent the Issuer shall have funds available therefor or which have not been paid by the issuance of additional Common Securities, par value $.01 per share, pursuant to the terms of the Declaration, (ii) the redemption price (the "Redemption Price") specified in the Indenture, and all accrued and unpaid Distributions to the date of redemption, to the extent the Issuer has funds available therefor, with respect to any Common Securities called for redemption by the Issuer, and (iii) upon a voluntary or involuntary dissolution, winding-up or termination of the Issuer (other than in connection with the redemption of all of the Common Securities or the distribution of Debentures to the Holders in exchange for Common Securities as provided in the Declaration), the aggregate of the liquidation amount and all accrued and unpaid Distributions on the Common Securities to the date of payment, to the extent the Issuer shall have funds available therefor, the "Liquidation Distribution"). If an Event of Default (as defined in the Indenture) has occurred and is continuing, the rights of holders of the Common Securities to receive payments under the Common Securities
Guarantee Agreement are subordinated to the rights of Holders of Common Securities to receive Guarantee Payments.

     "Holder" shall mean any holder, as registered on the books and records of the Issuer, of any Common Securities; provided, however, that, in determining whether the holders of the requisite percentage of Common Securities have given any request, notice, consent or waiver hereunder, "Holder" shall not include the Guarantor or any Affiliates of the Guarantors.

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     "Majority in liquidation  amount of the Common  Securities" means except as provided in the terms of the Common Securities, or except as provided by the Trust Indenture Act, a vote by Holder(s), voting separately as a class, of more than 50% of the liquidation amount (including the stated amount that would be
paid  on  redemption,   liquidation  or  otherwise,   plus  accrued  and  unpaid
Distributions to the date upon which the voting percentages are determined) of all Common Securities.

     "Majority in liquidation amount of the Preferred Securities" means, except as provided in the terms of the Preferred Securities, or except as provided by the Trust Indenture Act, a vote by Holder(s), voting separately as a class, of more than 50% of the liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all Preferred Securities.

     "Preferred   Securities"  means  the  securities   representing   preferred
undivided beneficial interests in the assets of the Issuer.

                                   ARTICLE II

                                    GUARANTEE

     SECTION II.1. Guarantee.

     (a) The Guarantor irrevocably and unconditionally agrees to pay in full to the Holders the Guarantee Payments (without duplication of amounts theretofore paid by the Issuer), as and when due, regardless of any defense, right of set-off or counterclaim that the Issuer may have or assert. The Guarantor's obligation to make a Guarantee Payment may be satisfied by direct payment of the required amounts by the Guarantor to the Holders or by causing the Issuer to pay such amounts to the Holders.

     (b) The Guarantor irrevocably and unconditionally agrees, in the event of any distribution of Debentures, whether it be pursuant to Section 4(c) of Annex I to the Declaration, pursuant to a conversion under Section 5 of Annex I to the Declaration, dissolution or liquidation of the Issuer or otherwise (a "Distribution Event") to the holders of Trust Securities pursuant to which the Holders of Common Securities receive an aggregate principal amount of Debentures that is less than the aggregate principal amount of Debentures that such Holder is entitled to receive in connection with such Distribution Event, which amount of Debentures shall be equal to the aggregate liquidation amount of the Common Securities being liquidated as a result of such Distribution Event (the "Entitlement Amount"), then the Guarantor shall issue additional Debentures pursuant to the Indenture, in replacement of the initially issued Debentures not distributed to Holders of Common Securities, to such Holders of Common Securities equal to the

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amount by which the aggregate amount of the Entitlement Amount of the Debentures exceeds the aggregate amount of Debentures actually distributed.

     SECTION II.2. Waiver of Notice and Demand.

     The Guarantor hereby waives notice of acceptance of this Common Securities Guarantee and of any liability to which it applies or may apply, presentment, demand for payment, any right or remedy to require a proceeding first against the Issuer or any other Person before proceeding directly against the Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

     SECTION II.3. Obligations Not Affected.

     The obligations, covenants, agreements and duties of the Guarantor under this Common Securities Guarantee shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

     (a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Issuer of any express or implied agreement, covenant, term or condition relating to the Common Securities to be performed or observed by the Issuer;

     (b) the extension of time for the payment by the Issuer of all or any portion of the Distributions, Redemption Price or Liquidation Distribution or any other sums payable under the terms of the Common Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Common Securities (other than an extension of time for payment of Distributions, Redemption Price or Liquidation Distribution or other sum payable that results from the extension of any interest payment period on the Debentures permitted by the Indenture);

     (c) any failure, omission, delay or lack of diligence on the part of the Holders to enforce, assert or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms of the Common Securities, or any action on the part of the Issuer granting indulgence or extension of any kind;

     (d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Issuer or any of the assets of the Issuer;

     (e) any invalidity of, or defect or deficiency in, the Common Securities;

     (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred; or

     (g) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor, it being the intent of this Section 2.3 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

     There shall be no obligation of the Holders to give notice to, or obtain consent of, the Guarantor with respect to the happening of any of the foregoing.

     SECTION II.4. Rights of Holders.

     Any Holder of Common Securities may institute a legal proceeding directly against the Guarantor to enforce its rights under this Common Securities Guarantee, without first instituting a legal proceeding against the Issuer or any other person or entity. The Guarantor waives any right or remedy to require that any action be brought first against the Issuer or any other person or entity before proceeding directly against the Guarantor.

     SECTION II.5. Guarantee of Payment.

     This Common Securities Guarantee creates a guarantee of payment and not of collection.

     SECTION II.6. Subrogation.

     The Guarantor shall be subrogated to all (if any) rights of the Holders against the Issuer in respect of any amounts paid to such Holders by the Guarantor under this Common Securities Guarantee; provided, however, that the Guarantor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any right that it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Common Securities Guarantee, if, at the time of any such payment, any amounts are due and unpaid under this Common Securities Guarantee. If any amount shall be paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to hold such amount in trust for the Holders and to pay over such amount to the Holders.

     SECTION II.7. Independent Obligations.

     The Guarantor acknowledge that its obligations hereunder are independent of the obligations of the Issuer with respect to the Common Securities, and that the Guarantor shall be liable as principal and as debtor hereunder to make Guarantee Payments pursuant to the terms of this Common Securities Guarantee notwithstanding the occurrence of any event referred to in subsections (a) through (g), inclusive, of Section 2.3 hereof.

                                   ARTICLE III

                    LIMITATION OF TRANSACTIONS; SUBORDINATION

     SECTION III.1. Limitation of Transactions.

     So long as any Common Securities remain outstanding, if (i) the Guarantors shall be in default with respect to its payment or other obligations under this Common Securities Guarantee or (ii) there shall have occurred an Event of Default under the Declaration or any event that, with the giving of notice or lapse of time or both, would constitute an Event of Default under the Declaration, then the Guarantor shall not (a) declare or pay any dividend on, make any distributions with respect to, or redeem, purchase, acquire, or make any liquidation payment with respect to, any of its Capital Stock or (b) make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any of its debt securities that rank PARI PASSU with or junior in interest to the Debentures, make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities that ranks PARI PASSU with or junior in interest to this Common Securities Guarantee or make any guarantee payment with respect to Securities by WRP of the debt securities of any subsidiary of WRP if such guarantee rank PARI PASSU with or junior in interest to the Common Securities Guarantee (other than (i) as a result of a reclassification of the Capital Stock of the Guarantors or the exchange or conversion of one class or series of the Capital Stock of the Guarantor for another class or series of the Capital Stock of the Guarantor, (ii) the purchase of fractional interests in shares of the Capital Stock of the Guarantor pursuant to the conversion or exchange provisions of such Capital Stock or the security being converted into or exchanged for such Capital Stock, (iii) dividends or distributions in Common Shares of the Guarantor, (iv) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of shares under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (v) payments under the Guarantee and Common Securities Guarantee, (vi) purchases of Common Shares of the Guarantor related to the issuance of Common Shares or rights under any of the Guarantor's benefit plans for its directors, officers or employees and (vii) obligations under any dividend reinvestment and stock purchase plans to issue shares other than as a result of the payment of a dividend), in each case unless and until such default or Event of Default shall have been cured.

     SECTION III.2. Subordination.

     This Common Securities Guarantee will constitute an unsecured obligation of the Guarantor and will rank (i) subordinate and junior in right of payment to all other liabilities of the Guarantor (except any liabilities that may be PARI PASSU expressly by their terms), (ii) PARI PASSU with the most senior preferred or preference shares now or hereafter issued by the Guarantor and with any guaranty now or hereafter entered into by the Guarantor in respect of any preferred or preference stock of any Affiliate of the Guarantor and (iii) senior to WRP's Common Shares.

                                   ARTICLE IV

                                   TERMINATION

     SECTION IV.1. Termination.

     This Common Securities Guarantee shall terminate upon (i) full payment of the Redemption Price and accrued and unpaid distributions with respect to all Common Securities, (ii) the distribution of the Common Shares to such Holder upon the conversion of such Holder's Common Securities into the Common Shares,
(iii) the distribution of the Debentures to the Holders of the Common Securities, or (iv) full payment of the amounts payable in accordance with the Declaration upon liquidation of the Issuer. This Common Securities Guarantee shall terminate completely upon full payment of the amounts payable in accordance with the Declaration. Notwithstanding the foregoing, this Common Securities Guarantee will continue to be effective or will be reinstated, as the case may be, if at any time any Holder must restore payment of any sum paid under the Common Securities or under this Common Securities Guarantee.

                                    ARTICLE V

                                  MISCELLANEOUS

     SECTION V.1. Successors and Assigns.

     All guarantees and agreements contained in this Common Securities Guarantee shall bind the successors, assigns, receivers, trustees and representatives of the Guarantor and shall inure to the benefit of the Holders of the Preferred Securities then outstanding. Except in connection with any merger or consolidation of the Guarantor with or into another entity permitted by Section
9.1 of the Indenture or any sale, transfer or lease of the Guarantor's assets to another entity permitted by Section 9.1 of the Indenture, or permitted by
Section 9.2, the Guarantor may not assign its rights or delegate its obligations under this Common Securities Guarantee without the prior approval of the holders of at least a Majority in liquidation amount of the Preferred Securities then outstanding.

     SECTION V.2. Amendments.

     (a) Except as set forth in subsection (b) below and with respect to any changes that do not adversely affect the rights of Holders (in which case no consent of Holders will be required), this Common Securities Guarantee may only be amended with the prior approval of the Holders of at least a Majority in liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of the Common Securities then outstanding. The provisions of Section 12.2 of the Declaration with respect to meetings of Holders apply to the giving of such approval.

     (b) Except with respect to any changes that do not materially adversely affect the rights of Holders of Preferred Securities (in which case no consent of such holders will be required), this Common Securities Guarantee, including any amendment or changes whatsoever to Section 3.2 hereof, may only be amended with the prior approval of the Holders of at least a Majority in liquidation amount of the Preferred Securities then outstanding. The provisions of Section
12.2 of the Declaration with respect to meetings of Holders apply to the giving of such approval.

     SECTION V.3. Notices.

     All notices provided for in this Common Securities Guarantee shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

     (a) If given to the Issuer, in care of the Regular Trustees at the Issuer's mailing address set forth below (or such other address as the Issuer may give notice of to the Holders of the Common Securities):

               WRP Convertible Trust I
               Wellsford Real Properties, Inc.
               535 Madison Avenue, 26th Floor
               New York, New York 10022
               Attention: Jeffrey H. Lynford

     (b) If given to the Guarantor, at the Guarantor's mailing address set forth below (or such other address as the Guarantor may give notice of to the Holders of the Common Securities):

               Wellsford Real Properties, Inc.
               535 Madison Avenue, 26th Floor
               New York, New York  10022
               Attention: Jeffrey H. Lynford

     (c) If given to any Holder of Common Securities, at the address set forth on the books and records of the Issuer.

     All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

     SECTION V.4. Benefit.

     This Common Securities Guarantee is solely for the benefit of the Holders of the Common Securities and is not separately transferable from the Common Securities.

     SECTION V.5. Counterparts.

     This  Common   Securities   Guarantee  may  be  executed  in  one  or  more
counterparts with the same effect as if the parties executing the counterparts had each executed one instrument as of the date and year first above written.

     SECTION V.6. Governing Law.

     THIS COMMON SECURITIES GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

     THIS COMMON SECURITIES GUARANTEE is executed as of the day and year first above written.

                    WELLSFORD REAL PROPERTIES, INC.,
                    as Guarantor

                    By: /s/ Edward Lowenthal
                    --------------------------------
                    Name: Edward Lowenthal
                    Title:   President